                                                                    EXHIBIT 23.2




The Board of Directors
International Alliance Services, Inc.


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.




                                                           KPMG PEAT MARWICK LLP


Cleveland, Ohio
November 14, 1997